T. Rowe Price Global Industrials Fund

Supplement to Prospectus Dated May 1, 2019

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective March 1, 2020, Jason R. Adams will join Peter J. Bates as one of the fund’s portfolio managers and become Cochairman of the fund’s Investment Advisory Committee. Effective June 1, 2020, Mr. Bates will step down from his role on the fund and Mr. Adams will become the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee. Mr. Adams joined T. Rowe Price in 2015.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective March 1, 2020, Jason R. Adams will join Peter J. Bates as Cochairman of the fund’s Investment Advisory Committee and, effective June 1, 2020, Mr. Adams will succeed Mr. Bates and become sole Chairman of the fund’s Investment Advisory Committee. Mr. Adams joined the Firm in 2015 and his investment experience dates from 2007. For the past five years, he has served as an equity investment analyst.

The date of this supplement is February 27, 2020.

F153-041 2/27/20